UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024 (December 3, 2024)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on September 29, 2024, Gogo Direct Holdings LLC, a Delaware limited liability company (“Gogo Direct”) and indirect wholly owned subsidiary of Gogo Inc., a Delaware corporation (the “Company”), entered into the Purchase Agreement, dated as of September 29, 2024 (the “Purchase Agreement”), by and among Gogo Direct, Satcom Direct Holdings, Inc., a Delaware corporation (“SD Seller”), SDHC Holdings, Inc., a Delaware corporation (“SDHC Seller”), Satcom Direct Government Holdings, Inc., a Delaware corporation (“Satcom Government Seller”), ndtHost Holdings, Inc., a Delaware corporation (“ndtHost Seller” and, together with SD Seller, SDHC Seller and Satcom Government Seller, each a “Seller” and, collectively, “Sellers”), Satcom Direct, LLC, a Delaware limited liability company (f/k/a Satcom Direct, Inc., a Florida corporation) (“Satcom Direct”), Satcom Direct Holding Company, LLC, a Delaware limited liability company (formerly a Florida limited liability company) (“SDHC”), Satcom Direct Government, LLC (f/k/a Satcom Direct Government, Inc., a Florida corporation) (“Satcom Government”), ndtHost, LLC, a Delaware limited liability company (formerly a Florida limited liability company) (“ndtHost” and, together with Satcom Direct, SDHC, and Satcom Government, each, a “Parent Company” and, collectively, the “Parent Companies”), solely for purposes of Section 8.8 and Section 8.9 of the Purchase Agreement, James W. Jensen, in his individual capacity, and solely for purposes of Section 2.5 and Section 13.20, the Company.

On December 3, 2024, the Company consummated the transactions (the “Transactions” and, the consummation thereof, the “Closing”) contemplated by the Purchase Agreement and, among other matters, purchased from Sellers all of the issued and outstanding equity interests of the Parent Companies, in exchange for: (i) an aggregate cash purchase price of approximately $375,000,000, subject to customary post-Closing purchase price adjustments, (ii) 5,000,000 restricted shares (the “Closing Date Stock Consideration”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) valued, for purposes of the Purchase Agreement, at approximately $40,500,000 based on the Company’s closing stock price of $8.10 on December 2, 2024 and immediately prior to the Closing, and (iii) up to an additional $225,000,000 in potential earnout payments of cash and/or Common Stock tied to realizing certain financial performance milestones over the next four years.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A, filed on October 1, 2024, and the terms of which are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Debt Agreements

Amendment to the Morgan Stanley Credit Agreement

On December 3, 2024, in connection with the Closing, the Company and Gogo Intermediate Holdings LLC (the “Borrower”), a direct wholly owned subsidiary of the Company, entered into a second amendment (the “Amendment”) to that certain Credit Agreement, dated as of April 30, 2021 (the “Existing Credit Agreement” as amended by that certain First Amendment to Credit Agreement, dated as of February 2, 2023 and as further amended by the Amendment, the “MS Credit Agreement”), with the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders party thereto, to, among other purposes, (a) increase the aggregate principal amount of revolving commitments available under the MS Credit Agreement to $122,000,000 and (b) extend the maturity date of the revolving facility to December 3, 2029 (subject to such maturity date springing to the date that is 90 days prior to the then-current maturity date of the term loan facility under the MS Credit Agreement under certain conditions).

The foregoing description of the Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

HPS Credit Agreement

On December 3, 2024, in connection with the Closing, the Company and the Borrower entered into a credit agreement (the “HPS Credit Agreement”) with HPS Investment Partners, LLC, as the administrative agent, and the lenders party thereto, which provides for a term loan credit facility (the “Term Loan Facility”) in an aggregate principal amount of $250,000,000. The Term Loan Facility amortizes in quarterly installments equal to one percent of the aggregate initial principal amount thereof per annum, with the remaining balance payable upon final maturity of the Term Loan Facility on April 30, 2028.

The Term Loan Facility bears annual interest at a floating rate measured by reference to, at the Borrower’s option, either (i) an adjusted term SOFR (subject to a floor of 1.00%) plus an initial applicable margin of 6.00%, which is subject to two leverage-based step-downs of up to 0.25% each or (ii) an alternate base rate plus an applicable margin of 5.00%, which is subject to two leverage-based step-downs of up to 0.25% each.

The Term Loan Facility may be prepaid at the Borrower’s option, at any time, without premium or penalty (other than customary breakage costs, and except that (a) during the first 12 months following the Closing, certain prepayments of the Term Loan Facility are subject to a 3.00% prepayment premium and (b) during the period from 12 months to 24 months following the Closing, certain prepayments of the Term Loan Facility are subject to a 1.00% prepayment premium), subject to minimum principal repayment amount requirements.

Subject to certain exceptions and de minimis thresholds, the Term Loan Facility is subject to mandatory prepayments in an amount equal to:

•	100% of the net cash proceeds of certain asset sales, insurance recovery and condemnation events;

•	100% of the net cash proceeds of certain debt offerings; and

•	75% of annual excess cash flow (as defined in the HPS Credit Agreement), subject to reduction to 50% if specified senior secured first lien net leverage ratio targets are met.

The HPS Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants. The negative covenants include restrictions on, among other things: the incurrence of indebtedness or issuance of disqualified equity interests; the incurrence or existence of liens; consolidations or mergers; activities of the Company; the making of investments, loans, advances, guarantees or acquisitions; asset sales; the making of dividends or other distributions on equity; the purchase, redemption or retirement of capital stock; payment or redemption of certain junior indebtedness; activities of Federal Communications Commission license holders; entry into other agreements that restrict the ability to incur liens securing the Term Loan Facility; and amendment of organizational documents and the MS Credit Agreement; in each case subject to customary exceptions.

The HPS Credit Agreement contains customary events of default, which, if any of them occurred, would permit or require the principal, premium, if any, and interest on all of the then outstanding obligations under the Term Loan Facility to be due and payable immediately.

The foregoing description of the HPS Credit Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the HPS Credit Agreement, which is filed herewith as Exhibit 10.2 to this Report and incorporated herein by reference.

Lock-up Agreement

Concurrently with the Closing, pursuant to the terms of the Purchase Agreement, the Company and SD Seller entered into a Lock-Up Agreement, dated as of December 3, 2024 (the “Lock-Up Agreement”), pursuant to which SD Seller agreed to, among other things, certain restrictions on the transfer of the Closing Date Stock Consideration.

The foregoing description of the Lock-Up Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, which is filed herewith as Exhibit 10.3 to this Report and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the heading “Debt Agreements” is incorporated by reference into this Item 2.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note is incorporated by reference in response to this Item 3.02. The issuance of the Closing Date Stock Consideration was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Forward Looking Statements

Certain disclosures in this report include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Transactions, the Company’s business outlook, industry, business strategy, plans, goals and expectations concerning the Company’s market position, international expansion, future technologies, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this report. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, our ability to effectively evaluate and pursue strategic opportunities. Additional information concerning these and other factors can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024, and in the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 7, 2024, August 7, 2024 and November 5, 2024. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of business to be acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this Report not later than 71 calendar days after the date this Report is required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K by amendment to this Report not later than 71 calendar days after the date this Report is required to be filed.

(d) Exhibits.

Exhibit	Description

2.1	Purchase Agreement, by and among Satcom Direct Holdings, Inc., SDHC Holdings, Inc., Satcom Direct Government Holdings, Inc., ndtHost Holdings, Inc., Satcom Direct, Inc., Satcom Direct Holding Company, LLC, Satcom Direct Government, Inc., ndtHost, LLC, Gogo Direct Holdings LLC, James W. Jensen and Gogo Inc., dated as of September 29, 2024 (incorporated by reference to Exhibit 2.1 to the Gogo Inc.’s Current Report on Form 8-K/A, filed October 1, 2024).

10.1	Second Amendment to Credit Agreement, dated as of December 3, 2024, among Gogo Inc., Gogo Intermediate Holdings LLC, the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders party thereto.

10.2*	Credit Agreement, dated as of December 3, 2024, among Gogo Inc. Gogo Intermediate Holdings LLC, HPS Investment Partners, LLC, as administrative agent, and the lenders party thereto.

10.3	Lock-Up Agreement, dated as of December 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel, Chief Administrative Officer, and Secretary

Date: December 9, 2024